SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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TRUE RELIGION APPAREL, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRUE RELIGION APPAREL, INC.
1525 Rio Vista Avenue
Los Angeles, CA 90023

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to the annual meeting of the stockholders (the "Annual Meeting") of True Religion Apparel, Inc. (the "Company") that will be held on August 16, 2004, at 10:00 a.m. (Pacific Time) at 1525 Rio Vista Avenue, Los Angeles, California, 90023. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

(1) To elect Jeffrey Lubell, Kymberly Lubell and Mark Saltzman as directors of the Company for a term expiring on the day of the next Annual Meeting of Stockholders;

(2) To ratify the selection of Stonefield Josephson, Inc. as independent auditors for the year ending December 31, 2004 and to authorize the Board of Directors to fix the remuneration of the auditors;

(3) To approve the 2004 Stock Option Plan; and

(4) To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

After careful consideration and consultation with its legal and financial advisors, the Board of Directors has approved, and recommends that the stockholders vote "FOR" the directors nominated by the Board, that the stockholders vote "FOR" the appointment of Stonefield Josephson, Inc. as independent auditors of the Company and that the stockholders vote "FOR" the approval of the 2004 Stock Option Plan.

The Board of Directors has fixed the close of business on July 20, 2004 as the record date (the "Record Date") for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. Holders of the Company's shares of common stock, $0.01 par value per share (the "Common Stock") on the Record Date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each holder of record of shares of Common Stock will be entitled to vote one (1) vote per share of Common Stock held on each matter properly brought before the Annual Meeting.

Details of the names and qualifications of the nominees for directors and the ratification of the selection of our independent auditors and other important information are set forth in the accompanying Proxy Statement and should be considered carefully by stockholders.

I hope that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy card.

Sincerely,

TRUE RELIGION APPAREL, INC.

By:

/s/ Jeffrey Lubell
Jeffrey Lubell, President and CEO
Dated: July 16, 2004

TRUE RELIGION APPAREL, INC.
1525 Rio Vista Avenue
Los Angeles, CA 90023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AUGUST 16, 2004
10:00 A.M. (PACIFIC TIME)

TO THE STOCKHOLDERS OF TRUE RELIGION APPAREL, INC.:

Notice is hereby given that True Religion Apparel, Inc., a Nevada corporation (the "Company") will hold its Annual Meeting of Stockholders on August 16, 2004 at 10:00 a.m. (Pacific time) at 1525 Rio Vista Avenue, Los Angeles, California, 90023 (the "Annual Meeting"). The Annual Meeting is being held for the following purposes:

(1) To elect Jeffrey Lubell, Kymberly Lubell and Mark Saltzman as directors of the Company for a term expiring on the day of the next Annual Meeting of Stockholders;

(2) To ratify the selection of Stonefield Josephson, Inc., as independent auditors for the year ending December 31, 2004 and to authorize the Board of Directors to fix the remuneration of the auditors;

(3) To approve the 2004 Stock Option Plan; and

(4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on July 20, 2004 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's shares of common stock, $0.01 par value per share (the "Common Stock") on the record date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each holder of record of shares of Common Stock will be entitled to vote one (1) vote per share of Common Stock held on each matter properly brought before the Annual Meeting.

Your attention is directed to the accompanying proxy statement which summarizes each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

 BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Jeffrey Lubell_________________________________
Jeffrey Lubell, President and CEO
Dated: July 16, 2004

TRUE RELIGION APPAREL, INC.
1525 Rio Vista Avenue
Los Angeles, CA 90023

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on August 16, 2004 at 10:00 a.m. (Pacific time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We intend to mail this proxy statement and accompanying proxy card on or about July 23, 2004 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at 1525 Rio Vista Avenue, Los Angeles, California, 90023.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.01 par value per share (the "Common Stock") as of the close of business on July 20, 2004 (the "Record Date"). Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on July 20, 2004, (the "Record Date"), will be entitled to receive notice of and vote at the Annual Meeting. At the Annual Meeting, each of the shares of Common Stock represented at the meeting will be entitled to one (1) vote on each matter properly brought before the Annual Meeting. On the Record Date, there were 19,730,133 shares of Common Stock issued and outstanding.

In order to carry on the business of the Annual Meeting, we must have a quorum. Under our Bylaws, stockholders representing a majority of the issued and outstanding shares entitled to vote, either present in person or by proxy, constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposal 1 and 2 and at their discretion on any other matters that may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Nevada Agency and Trust Company., 50 West Liberty Street, Suite 880, Reno, NV 89501, at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the chairman of the Annual Meeting on the day of the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on July 20, 2004 are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Annual Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. The total cost incurred to date in connection with the solicitation of proxies from our security holders is $2,000 and we estimate that the total cost will be $10,000.

Dissenting Stockholder Rights

Dissenting Stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or our Bylaws in connection with the matters to be voted on at the Annual Meeting.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

Proposal 1. Election of Directors.

The Board is elected annually by the stockholders at the Annual Meeting. The Board has selected three nominees based upon their ability and experience. The nominees are currently serving as directors of our Company.

The Board recommends that you vote FOR the nominees.

Proposal 2. Appointment of Independent Accountants.

The Audit Committee has nominated Stonefield Josephson, Inc., Certified Public Accountants, to serve as our independent accountants until the next Annual Meeting in 2005. Stonefield Josephson, Inc. and Malone & Bailey PLLC provided audit and other services in 2003 and Davidson & Company provided audit and other services in fiscal 2002, which resulted in the Company incurring the following fees:

2003
Audit Fees	$1,165
Audit Related Fees	$35,201
Tax Fees	$4,025
All Other Fees	Nil
Total Fees	$40,391

Stonefield Josephson, Inc. have examined our consolidated financial statements and our subsidiaries. Representatives of Stonefield Josephson, Inc. are not expected to be present at the Annual Meeting.

The Board recommends that you vote FOR approval of Stonefield Josephson, Inc. as independent auditors for our Company.

Proposal 3. Approval of 2004 Stock Option Plan

The Board approved the plan in a resolution dated April 22, 2004. Awards of options under the 2004 Plan are at the discretion of the Board of Directors. As of the date of this filing 510,000 options have been issued under the plan.

The Board recommends that you vote FOR approval of the 2004 Stock Option Plan.

PROPOSAL 1

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

Our Bylaws provide for our Board to consist of at least one director and no more than thirteen directors. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a board of three directors. The Board meets periodically to review significant developments affecting our Company and to act on matters requiring Board approval.

We have not adopted a formal policy with respect to the members of our Board attending our Annual Meeting. During the fiscal year ended December 31, 2003, the Board held two meetings and acted by unanimous consent on fourteen occasions. We did not hold a 2003 annual meeting.

Nominees for Election

Set forth below is biographical information for each person nominated for election to the Board.

JEFFREY LUBELL

Mr. Lubell became a Director and our President on June 24, 2003. Mr. Lubell is also President of our wholly owned subsidiary company, Guru Denim, Inc., a company founded by Mr. Lubell in November 2002. From 2001 to May, 2002, Mr. Lubell was the President and Creative Director (Men's) of Hippie Jeans based in Commerce, California, where Mr. Lubell was responsible for creative design concepts and establishing and managing the company's presence at national and regional trade shows. From 1998 to 2001, Mr. Lubell was the Vice President and Creative Director of Jefri Jeans & Bella Dahl based in Los Angeles, California. From 1978 to 1998, Mr. Lubell was the President and CEO of Jeffrey Lubell Textiles, based in Los Angeles, California, a textile design and distribution firm that Mr. Lubell founded.

KYMBERLY LUBELL

Ms. Lubell became a Director and our Secretary on July 4, 2003. Ms. Lubell is also design director for women's products for Guru Denim, Inc. since January 1, 2004. From 2002 to 2003, Ms. Lubell was employed by LEI/Jones Apparel Group of Commerce, California where she was responsible for creative design. In 2002, Ms. Lubell was a creative designer for Laundry by Liz Claiborne of Commerce, California. From 2001 to 2002, Ms. Lubell was the Vice President and Creative Director (Women's) of Hippie Jeans/Azteca Productions, based in Commerce, California. From 1998 to 2001, Ms. Lubell was the President and Creative Director of Bella Dahl and Jefri Jeans of Los Angeles, California and from 1986 to 1994, Ms. Lubell was the owner and designer of I Like This of Los Angeles, California.

MARK SALTZMAN

Mr. Saltzman became a Director of our company on July 4, 2003. Mr. Saltzman is Operations Director of Joie, a manufacturer of women's apparel since June 2003. From 2002 to June 2003, Mr. Saltzman has been a consultant for Consulting Services Group, a Manhattan Beach, California firm that provides on site consulting services for wholesale apparel, specializing in sales training, management, operations, planning, licensing, merchandising and marketing. From 1997 to 2001, Mr. Saltzman was the Vice President of Sales and Operations for Strategic Partners, Inc. of Los Angeles, California where he was responsible for hiring, training and managing the national sales force. From 1975 to 1995, Mr. Saltzman held various senior officer positions with numerous different apparel companies in the western United States.

Vote Required and Board of Directors' Recommendation

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS
THAT YOU VOTE FOR THE NOMINEES

MANAGEMENT

The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of shareholders or until their successors are elected and qualify. The board of directors elects officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the board of directors.
Name	Position Held with the Company	Age	Date First Elected or Appointed
Jeffrey Lubell	President, Chief Executive Officer and Director	48	June 24, 2003
Kymberly Lubell	Director and Secretary	38	July 4, 2003
Mark Saltzman	Director	55	July 4, 2003
Charles A. Lesser	Chief Financial Officer	57	September 1, 2003

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as listed below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

The Acquisition of Guru Denim, Inc.

On June 23, 2003, we entered into a formal, arms-length Share Purchase Agreement with Jeffrey Lubell and Guru Denim, Inc. pursuant to which we agreed to acquire all 1,000 of the issued and outstanding shares of Guru Denim, Inc. Eight hundred of these shares of Guru Denim, Inc. were owned by Mr. Lubell, the other 200 shares were owned by The Indigo Group U.S.A., Inc. In consideration for all of the shares of Guru Denim, Inc., we agreed to issue 14,571,305 shares of our common stock to Mr. Lubell and to pay $300,000 in cash to Indigo Group U.S.A., Inc. We also agreed to appoint Mr. Lubell to our Board of Directors and to appoint him as our President and Chief Executive Officer. The transactions contemplated in this Share Purchase Agreement closed on June 24, 2003.

Under the terms of the Share Purchase Agreement, Mr. Lubell made representations and warranties to our company such as are customarily made in similar share purchase agreements with majority stockholders and he indemnified our company against the possibility that any of these representations and warranties might prove inaccurate for a period of one year after closing. To secure his indemnity, Mr. Lubell pledged 1,391,867 of the common shares that we issued to him at the closing of the transaction, to be held in escrow by our company until the first anniversary of the closing date. By mutual consent, these shares were returned to Mr. Lubell.

In the term sheet, Jeffrey Lubell conditioned his obligation to close the sale on the successful private placement by our company of equity with gross proceeds of at least $1,200,000. We agreed that this money would be used as operating capital and as a source of proceeds to fund both the $300,000 payment to Indigo Group U.S.A., Inc. and a $250,000 signing bonus to be paid to Mr. Lubell pursuant to his employment agreement with our company. However, in the formal Share Purchase Agreement we agreed that we would be required to raise only the first $900,000 of this money at or prior to closing and that we would have until August 23, 2003 to raise the balance of $300,000. In the Share Purchase Agreement, for ease of reference, we referred to the first $900,000 of this money as the "First Private Placement" and to the $300,000 balance as the "Second Private Placement". In order to assure Mr. Lubell that we would have incentive to complete the Second Private Placement after closing, we agreed to issue to him, at closing, such number of common shares in our company as would constitute a sixty-two percent (62%) equity interest. This sixty-two percent (62%) interest was to be reduced to fifty-two percent (52%) when we completed the Second Private Placement.

We successfully raised the full $300,000 amount of the Second Private Placement and Mr. Lubell surrendered for cancellation 4,676,972 of the 14,571,305 shares that we issued to him at the closing, retaining 9,894,333 shares constituting approximately 52% of our company's issued and outstanding common shares at that time.

As a condition to our obligation to close the acquisition of the shares of Guru Denim, Inc., we required that Mr. Lubell assign to our company all of the intellectual property that was previously used by Guru Denim, Inc. under license from Mr. Lubell, including all of the "True Religion Brand Jeans" trademarks. As a result, Mr. Lubell assigned all of this intellectual property to Guru Denim, Inc. by a written assignment dated June 19, 2003.

COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2003, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, , with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Jeffrey Lubell	1(2)	1(2)	Nil
Kymberly Lubell	1(1)	1(1)	Nil
Mark Saltzman	2(1)(2)	2(1)(2)	Nil
Charles A. Lesser	1(1)	1(1)	Nil

(1) The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 3 - Initial Statement of Beneficial Ownership of Securities.

(2) The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 4 - Statement of Changes in Beneficial Ownership of Securities.

COMMITTEES OF THE BOARD OF DIRECTORS

Currently our only standing committee of our Board is our audit committee. Our audit committee is made up of all of the current directors of our company. The function of the audit committee is to meet with our independent auditors at least annually to review, upon completion of the annual audit, financial results for the year, as reported in our financial statements; recommend to the Board the independent auditors to be retained; review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and review and approve all professional services provided to us by the independent auditors and considers the possible effect of such services on the independence of the auditors. During the fiscal year ended December 31, 2003, the audit committee met twice. Mark Saltzman is an independent director on the audit committee. The other members of our board and audit committee are not independent as defined in SEC rules.

Our Board has determined that it does not have a member of its audit committee that qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended. We believe that the members of our Board are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the current size of our Company.

As our Company is relatively inactive, we do not currently have the resources to establish a compensation committee and a nominating committee and believe it would be overly costly and burdensome and is not warranted in our circumstances given the current size of our Company.

FAMILY RELATIONSHIPS

Jeffrey Lubell and Kymberly Lubell are husband and wife.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our Company's Common Stock beneficially owned on July 20, 2004 for (i) each shareholder we know to be the beneficial owner of 5% or more of our common outstanding stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of July 20, 2004, we had outstanding approximately 19,730,133 shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Jeffrey Lubell 1561 8th Street Manhattan Beach, CA 90266	9,894,333	50.14%
CEDE & Co. PO Box 20 Bowling Green Station New York, NY 10004	7,296,400	36.98%
EH & P Investments AG(2) Albisriederstrasse 164 Zurich 8040, Switzerland	1,200,000	6.08%
Kymberly Lubell 1561 8th Street Manhattan Beach, CA 90266	Nil	N/A
Mark Saltzman 834 Palm Drive Hermosa Beach, CA 90254	15,000(3)	0.08%
Charles A. Lesser 902 S. Wooster Avenue Los Angeles, CA 90245	137,500(3)	0.70%
Directors and Executive Officers as a Group	10,046,833(4)	50.92%

(1) Based on 19,730,133 shares outstanding as of July 20, 2004. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) We are advised that Mr. Erwin Haas exercises dispositive and voting powers with respect to the shares of common stock of our company owned by EH&P Investments AG.

(3) Representing options to purchase shares of our common stock granted on July 19, 2003 that are currently exercisable or exercisable within 60 days.

(4) Including 152,500 options to purchase shares of our common stock currently exercisable or exercisable within 60 days.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, no nominee for election as a director of our Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting.

COMMUNICATIONS FROM SECURITY HOLDERS

We do not currently have a process that provides for security holders to send communications to the Board. The Board does not believe that it is necessary to have such a policy because it believes that the current management is capable of responding to any questions or concerns of security holders. In addition, we believe that the creation and implementation of such a policy would be overly costly and burdensome and is not warranted in our circumstances given the current size of our Company.

COMPENSATION OF EXECUTIVE OFFICERS

No chief executive officer of our company received any cash or other compensation during the fiscal years ended December 31, 2002, August 31, 2002 and 2001. No other executive officer of our company received annual salary and bonus in excess of $100,000 for the year ended December 31, 2003, except as listed below.

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation (1)
					Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation (1)	Securities Underlying Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts	All Other Compen- sation
Jeffrey Lubell President and CEO (2)	2003	$90,000	$61,000 (3)	Nil	Nil	Nil	Nil	Nil
Charles A. Lesser (4) Chief Financial Officer	2003	$41,600	Nil	Nil	450,000	Nil	Nil	Nil

(1) The value of perquisites and other personal benefits, securities and property for the executive officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

(2) Jeffrey Lubell became our President and CEO on June 24, 2003.

(3) Jeffrey Lubell receives 3% of sales less returns and financing costs, plus an annual salary of $180,000.

(4) On an annual basis, Mr. Lesser receives a salary of $125,000. The number shown is prorated to reflect that Mr. Lesser was appointed as our CFO on September 1, 2003.

STOCK OPTIONS AND SARs

On April 22, 2004 we adopted a formal stock option plan to provide stock-based incentive compensation to employees, consultants, directors and other advisors.

On July 19, 2003 our board of directors granted 450,000 stock options with an exercise price of $0.48 to Charles A. Lesser, our Chief Financial Officer. At the time of this grant, Mr. Lesser was the Chief Operating Officer of our subsidiary company Guru Denim, Inc. These stock options vest at the rate of 12,500 per month beginning on the first day of the month following the date of the Agreement. There were no stock options exercised during the year ended December 31, 2003.

On July 19, 2003 our board of directors granted to Mr. Mark Saltzman, one of our directors, 15,000 stock options at an exercise price of $0.48 for his service as a Director from July 1, 2003 - June 30, 2004. We granted a total of 45,000 options to other employees exercisable at $0.80 per share.

There were no stock options exercised during the year ended December 31, 2003 and there were no stock options or stock appreciation rights outstanding on December 31, 2003.

COMPENSATION OF DIRECTORS

We have had no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common shares pursuant to the proposed stock option plan as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Mr. Mark Saltzman received $2,000 as compensation for his services as a director plus an award of 15,000 and stock options at an exercise price of $0.48.

Employment Contracts and Termination of Employment and Change in Control Arrangements

On June 24, 2003, we entered into an employment agreement with Jeffrey Lubell pursuant to which Mr. Lubell will serve as the President of our company for a one year term. On June 23, 2004, the term of Mr. Lubell's employment with our company automatically renewed for a successive one-year period and unless either party to the agreement gives to the other party at least 90 days advance notice that they do not wish to renew. We have paid to Mr. Lubell a signing bonus of $250,000 and we will pay to Mr. Lubell a monthly base salary of $15,000 plus additional monthly compensation equal to three percent (3%) of net sales revenue received by our company and our subsidiary Guru Denim, Inc. during the month immediately preceding payment. As defined in Mr. Lubell's employment agreement, net sales revenue means income from sales of goods and services by Guru Denim, Inc., minus the cost associated with things like returned or undeliverable merchandise, bad debts and costs of collection.

On September 1, 2003, we entered into an employment agreement with Charles A. Lesser pursuant to which Mr. Lesser will serve as the Chief Financial Officer of our company and Chief Operating Officer of Guru Denim, Inc. for a one year term. On August 31, 2004, the term of Mr. Lesser's employment with our company will automatically renew for a successive one-year period unless either party to the agreement gives to the other party at least 30 days advance notice that they do not wish to renew. We will pay to Mr. Lesser a monthly base salary of $10,400 plus $600 non-accountable auto allowance. We also agreed to grant to Mr. Lesser 450,000 stock options with an exercise price of $0.48 per share. Our company can terminate the agreement at any time without cause by payment of a severance equal to four months salary and benefits.

Other than as set out in this filing, we have not entered into any employment or consulting agreements with any of our current officers, directors or employees.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

We do not provide pension, retirement or similar benefits for our directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our board of directors. Other than the employment agreements discussed above, we do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

We have no long-term incentive plans.

THE BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE FOR THE NOMINEES

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Stonefield Josephson, Inc. has audited our financial statements since November 12, 2003. The Board has selected Stonefield Josephson, Inc. as our independent auditors for the year ending December 31, 2004, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Stonefield Josephson, Inc. as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Stonefield Josephson, Inc. to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our Company and its stockholders.

Our Board has considered and determined that the services provided by Stonefield Josephson, Inc. are compatible with maintaining the principal's accountant's independence.

Representatives of Stonefield Josephson, Inc. are not expected to be present at the Annual Meeting.

Changes In and Disagreements With Accountants During Fiscal 2003

In November, 2003, we decided to engage new auditors as our independent accountants to audit our financial statements. Our board of directors approved the change of accountants to Stonefield, Josephson, Inc. effective on November 12, 2003. Accordingly, we dismissed Malone & Bailey on November 13, 2003. Malone and Bailey was appointed our principal independent accountant on May 9, 2003 after the dismissal of our previous principal independent accountants, Davidson & Company on May 7, 2003.

During our recent fiscal years ended August 31, 2002 and 2001, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Davidson & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The report on the financial statements prepared by Davidson & Company for either of the fiscal years ended August 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was based on the appointment of new directors to our board of directors.

FEES PAID TO AUDITORS

Stonefield Josephson, Inc. and Malone & Bailey PLLC provided audit and other services in 2003 and Davidson & Company provided audit and other services in fiscal 2002, which resulted in the Company incurring the following fees:

2003
Audit Fees	$1,165
Audit Related Fees	$35,201
Tax Fees	$4,025
All Other Fees	Nil
Total Fees	$40,391

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements, and the preparation of an annual "management letter" on internal control matters.

Audit Related Fees. There were no audited related fees paid to Stonefield Josephson, Inc. for the year ended December 31, 2003. This category would include the fees for assurance and related services that are reasonably related to the performance of the audit review of our financial statements. Audit related services are closely related to the financial audit process and primarily consist of statutory audits required by non-U.S. jurisdictions; audits of benefit plans; audits of vendors; licensees and customers to confirm that contract terms of pricing and payment are being met; internal control advisory services; work on registration statements filed with the U.S. Securities and Exchange Commission; and related accounting advice.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. There were no other fees incurred during the year ended December 31, 2003.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Stonefield Josephson, Inc. is engaged by our Company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

    approved by our audit committee; or

    entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

The Audit Committee approved all audit related services, tax services and all other services rendered by Stonefield Josephson, Inc. The fees related to all other services did not exceed 50% of the total fees billed by Stonefield Josephson, Inc.

Vote Required and Board of Directors' Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Stonefield Josephson, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE FOR THE RATIFICATION OF SELECTION OF STONEFIELD JOSEPHSON, INC.
AS INDEPENDENT AUDITORS OF OUR COMPANY

PROPOSAL THREE - APPROVAL OF THE 2004 STOCK OPTION PLAN

A copy of the proposed 2004 Stock Option Plan (the "2004 Plan") is included with these Proxy Materials, and is hereby incorporated by reference.

The Board of Directors approved the plan in a resolution dated April 22, 2004. Awards of options under the 2004 Plan are at the discretion of the Board of Directors. As of the date of this filing no options have been issued under the plan.

SUMMARY OF OPTION PLAN

A summary of the key features of the 2004 Plan appears below. This summary is qualified by and made subject to the specific provisions of the 2004 Plan.

ADMINISTRATION

The 2004 Plan is to be administered by the Board of Directors or its designated plan administrator(s). The Board is authorized to interpret the 2004 Plan; determine the terms and conditions of each option including any restrictions to be imposed upon transfer of shares purchased pursuant to the options; establish and amend the rules for its administration; determine which key employees will be granted options; determine the number of shares and type of options to be granted to each eligible employee; and prescribe the form of all stock option agreements.

ELIGIBILITY

Consistent with the 2004 Plan's purposes, Options may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board or the Committee or a Designated Officer. Subject to the terms of the Plan, a Director, Officer, Employee, Consultant or Advisor who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option.

TYPES OF AWARDS AND CONSIDERATION RECEIVED

To provide a flexible and competitive program, the 2004 Plan awards non-qualified stock options or restricted shares. The Company will not receive consideration for the granting of options under this plan, except to the extent that options or shares are granted in return for services as permitted by the 2004 Plan. The awards are not transferable except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

RESERVATION OF SHARES

The 2004 Plan provides for the granting of options for an aggregate of 3,000,000 shares of common stock. Authorized but unissued shares and treasury shares may be made available for issuance under the 2004 Plan. In the event of changes affecting True Religion's common stock such as the payment of a stock dividend, the declaration of a stock split, combination of shares, recapitalization, merger, consolidation, or other corporate reorganization in which True Religion is the surviving company, the Board shall make adjustments to awards and shares under the 2004 Plan.

TERMS OF OPTIONS

OPTION PRICE - The purchase price of shares subject to any option must be at least 100% of the fair market value of the shares on the date of grant. Fair market value is defined in the 2004 Plan as the value of the Shares determined by the Board or the Committee or a Designated Officer in such manner as it may deem equitable for Plan purposes but, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Shares, the Fair Market Value per share shall be the average of the high and low trading prices of the Shares on the Date of Grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System - Small Cap or National

Markets or the National Association of Security Dealers Over the Counter Bulletin Board). Upon exercise, the option price is to be paid in full in cash or by check, or by surrender of a number of shares of common stock having a fair market value equal to the option price, or a combination of both.

EXERCISE OF OPTIONS - The maximum term of any stock option is 10 years from the date the option is granted. No incentive stock option may be granted after December 31, 2014. In the event of a dissolution or liquidation of True Religion or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which True Religion is not the surviving corporation or, if so provided by the Board with respect to a particular option in the event of a Change of Control, all options previously granted and still outstanding, regardless of their terms, will become exercisable.

If the employment of an optionee terminates due to his/her death or disability, all of the optionee's outstanding vested options must be exercised within six months or the stated period of the option, whichever is shorter. Notwithstanding the foregoing, if the optionee of an incentive stock option retires or voluntarily terminates his/her employment, his/her outstanding vested incentive stock options must be exercised within three months or within the stated period of the option, whichever is shorter. If an optionee's employment terminates for any reason other than voluntary termination, retirement, death or disability, all of the optionee's outstanding options, unless otherwise provided in an employment agreement, shall become null and void. In any event, no option may be exercised after termination of employment for any reason if it has not vested as at the date of termination of employment.

AMENDMENT

The Board of Directors may amend, alter, suspend or discontinue the 2004 Plan. However, any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board or the Committee or a Designated Officer, which agreement must be in writing and signed by the Optionee and the Company.

FEDERAL INCOME TAX CONSEQUENCES

INCENTIVE STOCK OPTIONS - The grantee of an incentive stock option will not be deemed to receive any taxable income upon the grant or exercise of an option, and any gain realized upon the disposition of shares acquired pursuant to an option will be treated as capital gain. However, in order for such capital gain treatment to be applicable, the shares acquired upon exercise of the option ordinarily must not be disposed of within two years after the date of grant or within one year of the date of exercise, and the option must be exercised prior to or within a specified period after a grantee's termination of employment. No gain or loss will be recognized by True Religion either upon the grant or upon the exercise of a qualifying incentive stock option. The difference between the option exercise price and the fair market value of the shares on the option exercise date of an incentive stock option will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

If shares acquired pursuant to an incentive stock option are disposed of before the holding periods described above expire, then the excess of the fair market value (but not in excess of the sales proceeds) of such shares on the option exercise date over the option price will be treated as ordinary income to the grantee in the year in which such disposition occurs and True Religion will be entitled to a commensurate income tax deduction. Any difference between the sales proceeds and the fair market value of the shares on the option exercise date will be treated as capital gain or loss.

RESTRICTED SHARES - The grantee of restricted shares will not be deemed to receive any taxable income upon the grant of the shares. When a restricted share is issued, the grant price will be an allowable income tax deduction to True Religion. When a restricted share is sold, the excess of the fair market value of the shares on the sale date over the grant price will be a capital gain to the grantee.

The full text of the 2004 Plan is attached hereto as Schedule "A".

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 2004 PLAN.

OTHER MATTERS

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2005 proxy statement, your proposal must be received by us no later than April 15, 2005 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2005 Annual Meeting, you must comply with the procedures contained in our Amended and Restated Bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than April 15, 2005. While the Board will consider stockholder proposals, we reserve the right to omit from our 2005 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the Secretary of our Company at our principal executive office, 1525 Rio Vista Avenue, Los Angeles, CA 90023, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Stockholders for the year ended December 31, 2003. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all stockholders of record as of July 20, 2004.

AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of our Common Stock upon written request to Charles Lesser at 1525 Rio Vista Avenue, Los Angeles, CA 90023.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

In addition to the matters to be voted upon by the stockholders of the Common Stock, we will receive and consider both the Report of the Board to the Stockholders, and the financial statements of our Company for the year ended December 31, 2003, together with the auditors report thereon. These matters do not require Stockholder approval, and therefore Stockholders will not be required to vote upon these matters.

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Annual Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

Dated: July 16, 2004

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Jeffrey Lubell_________________________________
Jeffrey Lubell, President and CEO

Schedule "A"

TRUE RELIGION APPAREL, INC.
2004 STOCK OPTION PLAN

This 2004 Stock Option Plan (the "Plan") provides for the grant of options to acquire common shares (the "Common Shares") in the capital of True Religion Apparel, Inc., a corporation formed under the laws of the State of Nevada (the "Corporation"). Stock options granted under this Plan that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") are referred to in this Plan as "Incentive Stock Options" and stock options that do not qualify under Section 422 of the Code are referred to as "Non-Qualified Stock Options". Incentive Stock Options and Non-Qualified Stock Options granted under this Plan are collectively referred to as "Options".

1. PURPOSE

1.1 The purpose of this Plan is to retain the services of valued key employees and consultants of the Corporation and such other persons as the Plan Administrator shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Corporation, thereby strengthening their incentive to achieve the objectives of the shareholders of the Corporation, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2 This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable corporate laws, applicable United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the "Applicable Laws").

2. ADMINISTRATION

2.1 This Plan shall be administered initially by the Board of Directors of the Corporation (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator".

2.2 If and so long as the Common Shares is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Corporation wishes to grant Incentive Stock Options, then the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.

2.3 The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4 Subject to the provisions of this Plan and any Applicable Laws, and with a view to effecting the purpose of the Plan, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a) construe and interpret this Plan;

(b) define the terms used in the Plan;

(c) prescribe, amend and rescind the rules and regulations relating to this Plan;

(d) correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e) grant Options under this Plan;

(f) determine the individuals to whom Options shall be granted under this Plan and whether the Option is granted as an Incentive Stock Option or a Non-Qualified Stock Option;

(g) determine the time or times at which Options shall be granted under this Plan;

(h) determine the number of Common Shares subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i) determine all other terms and conditions of the Options; and

(j) make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.5 All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

3. ELIGIBILITY

3.1 Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Corporation or any Related Corporation (as defined below) ("Employees").

3.2 Non-Qualified Stock Options may be granted to Employees and to such other persons who are not Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3 Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Corporation or any subsidiary of the Corporation. Options also may be granted in exchange for outstanding Options.

3.4 Any person to whom an Option is granted under this Plan is referred to as an "Optionee". Any person who is the owner of an Option is referred to as a "Holder".

3.5 As used in this Plan, the term "Related Corporation" shall mean any corporation (other than the Corporation) that is a "Parent Corporation" of the Corporation or "Subsidiary Corporation" of the Corporation, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4. STOCK

4.1 The Plan Administrator is authorized to grant Options to acquire up to a total of 3,000,000 Common Shares. The number of Common Shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.1(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the Common Shares allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

5. TERMS AND CONDITIONS OF OPTIONS

5.1 Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (each, an "Agreement"). Agreements may contain such provisions, not inconsistent with this Plan or any Applicable Laws, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

(a) Number of Shares and Type of Option

Each Agreement shall state the number of Common Shares to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option; provided that:

(i) the number of Common Shares that may be reserved pursuant to the exercise of Options granted to any person shall not exceed 10% of the issued and outstanding Common Shares of the Corporation;

(ii) in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(iii) the aggregate fair market value (determined at the Date of Grant, as defined below) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Corporation, a Related Corporation or a predecessor corporation) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the "Annual Limit"); and

(iv) any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b) Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

(c) Option Price

Each Agreement shall state the price per Common Share at which it is exercisable. The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i) the per share exercise price for an Incentive Stock Option or any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m) of the Code shall not be less than the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith;

(ii) with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Corporation (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith; and

(iii) Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Corporation or any subsidiary of the Corporation may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur, and provided that for Incentive Stock Options:

A. the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution over the aggregate exercise price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution over the aggregate exercise price of such shares, and

B. the substituted option does not give the employee additional benefits which he did not have under the previously held Option; and

(iv) with respect to Non-Qualified Stock Options, the exercise price per share shall be the fair market value of the Common Shares as determined by the Plan Administrator in good faith.

(d) Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to Section 5.1(g) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Corporation (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Section 5 shall expire ten (10) years from the Date of Grant.

(e) Vesting Schedule

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided, that if no vesting schedule is specified at the time of grant, the Option shall vest according to the following schedule:

Number of Years Following Date of Grant	Percentage of Total Option Vested
One	25%
Two	50%
Three	75%
Four	100%

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of objective criteria, including but not limited to, one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Corporation's performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Corporation as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Corporation by the Plan Administrator that the performance objective has been achieved.

(f) Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.

(g) Term of Option

(i) Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

A. the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(d) above;

B. the date of an Optionee's termination of employment or contractual relationship with the Corporation or any Related Corporation for cause (as determined by the Plan Administrator, acting reasonably);

C. the expiration of three (3) months from the date of an Optionee's termination of employment or contractual relationship with the Corporation or any Related Corporation for any reason whatsoever other than cause, death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option; or

D. the expiration of one year (1) from termination of an Optionee's employment or contractual relationship by reason of death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option.

(ii) Notwithstanding Section 5.1(g)(i) above, any vested Options which have been granted to the Optionee in the Optionee's capacity as a director of the Corporation or any Related Corporation shall terminate upon the occurrence of the first of the following events:

A. the event specified in Section 5.1(g)(i)A above;

B. the event specified in Section 5.1(g)(i)D above; and

C. the expiration of three (3) months from the date the Optionee ceases to serve as a director of the Corporation or Related Corporation, as the case may be unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option.

(iii) Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the Optionee's domicile at the time of death and only until such Options terminate as provided above.

(iv) For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than twelve (12) months or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

(v) Unless accelerated in accordance with Section 5.1(f) above, unvested Options shall terminate immediately upon termination of employment of the Optionee by the Corporation for any reason whatsoever, including death or Disability.

(vi) For purposes of this Plan, transfer of employment between or among the Corporation and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Corporation or any Related Corporation. Employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

(h) Exercise of Options

(i) Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the Common Shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. Only whole Common Shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(ii) Options or portions thereof may be exercised by giving written notice to the Corporation, which notice shall specify the number of Common Shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Shares so purchased, which payment shall be in the form specified in Section 5.1(i) below. The Corporation shall not be obligated to issue, transfer or deliver a certificate representing Common Shares to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Corporation, for the payment of the aggregate exercise price for all Common Shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee.

(i) Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Corporation in cash or by certified or cashier's check. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i) by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Shares and deliver directly to the Corporation the amount of sale or margin loan proceeds to pay the exercise price; or

(ii) by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(j) No Rights as a Shareholder

A Holder shall have no rights as a shareholder of the Corporation with respect to any Common Shares covered by an Option until such Holder becomes a record holder of such Common Shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 5.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Shares for which the record date is prior to the date the Holder becomes a record holder of the Common Shares covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k) Non-transferability of Options

(i) Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or, in the case of a Non-Qualified Stock Option, pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided however that, subject to applicable laws:

A. for Non-Qualified Stock Options, any Agreement may provide or be amended to provide that a Non-Qualified Stock Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships or limited liability companies established exclusively for the benefit of the Optionee and the Optionee's immediate family members;

B. for all Options, the Optionee's heirs or administrators may exercise any portion of the outstanding Options within one year of the Optionee's death.

(ii) Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(l) Securities Regulation and Tax Withholding

(i) Common Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Common Shares shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Corporation with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such Common Shares. The inability of the Corporation to obtain from any regulatory body the authority deemed by the Corporation to be necessary for the lawful issuance and sale of any Common Shares under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any Common Shares under this Plan, shall relieve the Corporation of any liability with respect to the non-issuance or sale of such Common Shares.

(ii) As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the Common Shares are being purchased only for investment and without any then-present intention to sell or distribute such Common Shares. If necessary under Applicable Laws, the Plan Administrator may cause a stop-transfer order against such Common Shares to be placed on the stock books and records of the Corporation, and a legend indicating that the Common Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such Common Shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE CORPORATION HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii) The Holder shall pay to the Corporation by certified or cashier's check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of Common Shares acquired upon exercise of an Option or otherwise related to an Option or Common Shares acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A. by delivering to the Corporation Common Shares previously held by such Holder or by the Corporation withholding Common Shares otherwise deliverable pursuant to the exercise of the Option, which Common Shares received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

B. by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv) The issuance, transfer or delivery of certificates representing Common Shares pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of all Applicable Laws and the withholding provisions of the Code have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in Section 5.1(l)(iii) above.

(m) Adjustments Upon Changes In Capitalization

(i) The aggregate number and class of shares for which Options may be granted under this Plan, the number and class of shares covered by each outstanding Option, and the exercise price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued Common Shares of the Corporation resulting from:

A. a subdivision or consolidation of Common Shares or any like capital adjustment, or

B. the issuance of any Common Shares, or securities exchangeable for or convertible into Common Shares, to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than the issue of Common Shares, or securities exchangeable for or convertible into Common Shares, to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of Common Shares, or securities convertible into Common Shares, in lieu of dividends paid in the ordinary course on the Common Shares).

(ii) Except as provided in Section 5.1(m)(iii) hereof, upon a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of common shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-incorporation or the creation of a holding Corporation) or liquidation of the Corporation, as a result of which the shareholders of the Corporation, receive cash, shares or other property in exchange for or in connection with their Common Shares, any Option granted hereunder shall terminate, but the Holder shall have the right to exercise such Holder's Option immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a shareholder of record for the purposes thereof, to the extent the vesting requirements set forth in the Option agreement have been satisfied.

(iii) If the shareholders of the Corporation receive shares in the capital of another corporation ("Exchange Shares") in exchange for their Common Shares in any transaction involving a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re-incorporation or the creation of a holding Corporation), all Options granted hereunder shall be converted into options to purchase Exchange Shares unless the Corporation and the corporation issuing the Exchange Shares, in their sole discretion, determine that any or all such Options granted hereunder shall not be converted into options to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the Holder's right to exercise the Holder's Options pursuant to, the provisions of Section 5.1(m)(ii). The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the Common Shares receive in such merger, consolidation, acquisition or property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply to the options granted for the Exchange Shares.

(iv) In the event of any adjustment in the number of Common Shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

(v) All adjustments pursuant to Section 5.1(m) shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

(vi) The grant of an Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6. EFFECTIVE DATE; AMENDMENT; SHAREHOLDER APPROVAL

6.1 Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted by the Board (the "Effective Date").

6.2 Unless sooner terminated by the Board, this Plan shall terminate on the tenth anniversary of the Effective Date. No Option may be granted after such termination or during any suspension of this Plan.

6.3 Any Incentive Stock Options granted by the Plan Administrator prior to the ratification of this Plan by the shareholders of the Corporation shall be granted subject to approval of this Plan by the holders of a majority of the Corporation's outstanding voting shares, voting either in person or by proxy at a duly held shareholders' meeting within twelve (12) months before or after the Effective Date. If such shareholder approval is sought and not obtained, all Incentive Stock Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Corporation of certain compensation.

7. NO OBLIGATIONS TO EXERCISE OPTION

7.1 The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8. NO RIGHT TO OPTIONS OR TO EMPLOYMENT

8.1 Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Corporation or any Related Corporation, express or implied, that the Corporation or any Related Corporation will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Corporation's or, where applicable, a Related Corporation's right to terminate Optionee's employment at any time, which right is hereby reserved.

9. APPLICATION OF FUNDS

9.1 The proceeds received by the Corporation from the sale of Common Shares issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

10. INDEMNIFICATION OF PLAN ADMINISTRATOR

10.1 In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Corporation), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Corporation of such action, suit or proceeding, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11. AMENDMENT OF PLAN

11.1 The Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Corporation to comply with or to avail the Corporation and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements.

Effective Date: April 22, 2004

PROXY

ANNUAL GENERAL MEETING OF MEMBERS OF
True Religion Apparel, Inc. (the "Company")

TO BE HELD AT 1525 Rio Vista Avenue, Los Angeles, CA 90023 ON AUGUST 16, 2004, AT 10:00 AM

The undersigned member ("Registered Shareholder") of the Company hereby appoints, Jeffrey Lubell, a Director of the Company, or failing this person, Charles Lesser, the CFO of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

To assist the company in tabulating the votes submitted by proxy prior to the annual meeting, we request that you mark, sign, date and return this proxy by August 14, 2004 using the enclosed envelope.

Please sign exactly as name appears below. When shares are held jointly, both stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.
SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

PLEASE MARK YOUR VOTE IN THE BOX.
PROPOSAL 1. ELECTION OF DIRECTORS	For	Against	Abstain
NOMINEES: Jeffrey Lubell, Kymberly Lubell and Mark Saltzman.
INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space to the right.

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

To ratify the selection of Stonefield Josephson, Inc., Certified Public Accountants, as independent auditors for the year ending December 31, 2004 and to authorize the Board of Directors to fix the remuneration of the auditors.

	For	Against	Abstain

PROPOSAL 3. APPROVAL OF 2004 STOCK OPTION PLAN To approve the 2004 Stock Option Plan	For	Against	Abstain

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" each of the Proposals.

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by The Nevada Agency and Trust Company.

4. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5. Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy; OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, any prior instrument of proxy executed by such registered holder.

To be represented at the Meeting, this proxy form must be received at the office of The Nevada Agency and Trust Company by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

The Nevada Agency and Trust Company
50 West Liberty Street, Suite 880
Reno, NV 89501
Fax: 775-322-5623